EXHIBIT 10.2

ASSIGNMENT AND ASSUMPTION OF PURCHASE AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, STEADFAST ASSET HOLDINGS, INC., a California corporation (“Assignor”), hereby assigns to SIR HILLIARD PARK, LLC, a Delaware limited liability company (“Assignee”), all of Assignor's rights and obligations under and in regard to that certain Purchase and Sale Agreement and Joint Escrow Instructions dated August 8, 2012 (as may be amended, the “Purchase Agreement”), between Gary L. Schottenstein, an individual (“Seller”) and Assignor for the purchase and sale of that membership interest relating to that certain real property located in Columbus, Ohio, as more particularly described in Exhibit A attached hereto (the “Property”).

Assignee hereby agrees to and shall assume, perform and be fully responsible for the performance of all of the obligations of Assignor under the Purchase Agreement.

All of the provisions, covenants and agreements contained in the Assignment shall extend to and be binding upon the respective legal representatives, successors and assigns of Assignor and Assignee. This Assignment represents the entire agreement between Assignor and Assignee with respect to the subject matter of the Assignment , and all prior or contemporaneous agreements regarding such matters are hereby rendered null and void and of no force and effect.

(SIGNATURES APPEARS ON FOLLOWING PAGE)

Assignment of PSA

WITNESS THE EXECUTION HEREOF, as of this September 11, 2012.

ASSIGNOR:

STEADFAST ASSET HOLDINGS, INC.,
a California corporation

By:	/s/ Ana Marie del Rio
Ana Marie del Rio
Vice President

ASSIGNEE:

SIR HILLIARD PARK, LLC, a Delaware limited liability company

By:     Steadfast Income Advisor, LLC,
a Delaware limited liability company, its Manager

By:	/s/ Kevin J. Keating
Kevin J. Keating
Chief Accounting Officer

Assignment of PSA

Exhibit A

DESCRIPTION OF THE PROPERTY

Situated in the State of Ohio, County of Franklin, City of Columbus, Virginia Military Survey No. 3446 and being all out of those tracts as conveyed to Hilliard Park Partners, L.L.C., of record in Instrument Number 199809290247599 and Instrument Number 199807270187290, all references refer to the records of the Recorder's Office, Franklin County, Ohio and described as follows:

Beginning for reference at a P.K. nail set in the centerline of Roberts Road (County Road 28) and being the northwesterly corner of that tract as conveyed M.H. Murphy Development Co. of record in Instrument Number 199807150176700, said P.K. nail being North 88 deg. 24' 17" West, a distance of 1004.12 feet from F.C.G.S. Monument No. 7746 located at the centerline intersection of said Roberts Road (County Road 28) and Walcutt Road (County Road 34);

thence South 08 deg. 06' 13" East with the westerly line of said M.H. Development Co. tract, a distance of 50.73 feet to an iron pin set at the true point of beginning for this description;

thence South 08 deg. 06' 13" East, continuing with the westerly line of said M.H. Murphy Development Co. tract, a distance of 883.99 feet to an iron pin set at the southwesterly corner of said Lilly tract, being in a northerly line of that subdivision entitled "HILLIARD GREEN SECTION 5", of record in Plat Book 88, Page 27;

thence South 81 deg. 33' 49" West, with said northerly line of said subdivision, a distance of 762.70 feet to an iron pin set in the easterly line of that plat entitled "HILLIARD GREEN SECTION 6", of record in Plat Book 89, Pages 17 and 18;

thence North 08 deg. 00' 56" West, with said easterly line extended, a distance of 1018.51 feet to an iron pin set in the proposed southerly right-of-way line of Roberts Road (County Road 28);

thence South 88 deg. 24' 17" East, with said southerly right-of-way line, a distance of 772.16 feet to the point of beginning and containing 16.640 acres of land, more or less.

Subject, however, to all legal rights-of-way and/or easements, if any, of previous record.

The basis of bearings for this description is based on a bearing of South 81 deg. 33' 49" West for the northerly line of that subdivision entitled "HILLIARD GREEN SECTION 5", of record in Plat Book 88, Page 27, Recorder's Office, Franklin County, Ohio.

Parcel No. 560-154700

Also known as: 2484 Hilliard Park, Hilliard, Ohio 43026

Assignment of PSA
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